EXHIBIT 10.4

                    FIRST AMENDMENT TO DEVELOPMENT AGREEMENT

THIS FIRST AMENDMENT TO DEVELOPMENT AGREEMENT (the "First Amendment") made and entered into as of the 29th day of June, 1998 by and between Codina Development Corporation, a Florida corporation (the "Developer") and The Vincam Group, Inc., a Florida corporation (the "Agent"), as agent for Fleet Real Estate, Inc., a Rhode Island corporation (the "Owner"), pursuant to that certain Agency Indemnity and Support Agreement dated as of December 9, 1997 and entered into by and between the Owner and the Agent (the "Agency Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Developer and the Agent have entered into that certain Development Agreement, dated as of September 12, 1997 (the "Agreement"); and

         WHEREAS, Developer and Agent have agreed to amend the Agreement in the manner set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

         1. RECITALS. The foregoing recitals are true and correct and are incorporated into this First Amendment as if fully set forth herein.

         2. CONTRACT TIME. The date "June 1, 1998" set forth in the second line of the definition of "Contract Time" in Article 2 of the Agreement is hereby changed to "October 1, 1998."

         3. GUARANTEED FINAL COMPLETION DATE. The date "July 31, 1998" set forth in the first and sixth lines of the definition of "Guaranteed Final Completion Date" in Article 2 of the Agreement is hereby changed to "November 30, 1998."

         4. BONUS. Section 7.3.1 of the Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

            The Developer shall achieve Substantial Completion of the Project within the Contract Time. Subject to the terms of this paragraph, in the event that the Date of Substantial Completion is a date earlier than September 15, 1998 (the "Bonus Date"), the Agent shall be obligated to pay to the Developer, as a bonus the sum of Three Thousand Three Hundred and Thirty-Three No/100 Dollars ($3,333.00) per day, for each and every day by which the Date of Substantial Completion precedes the Bonus Date. Notwithstanding anything contained herein, or elsewhere in the Agreement, to the contrary, in no event shall (a) the Agent be obligated to the Developer for the payment of a bonus in excess of Seventy-Five Thousand and No/100 Dollars ($75,000.00)

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            or (b) the Bonus Date be extended, unless an Authorized Extension is granted (i) for a delay for which the Agent is directly responsible or (ii) for a delay caused by an Event of Force Majeure, in which case the maximum number of days by which the Bonus Date may be extended is sixty (60) days.

         5. LIQUIDATED DAMAGES. Section 7.3.2 of the Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

            The Agent and the Developer agree and acknowledge that the Agent shall suffer substantial damages in the event that the Developer fails to achieve Substantial Completion of the Project, by itself or through others, within the Contract Time. The Agent's damages are not readily ascertainable as of the date of this Agreement. Therefore, if the Developer fails to achieve Substantial Completion of the Project, by itself or through others, within the Contract Time, the Developer shall be obligated to pay to the Agent: (a) as liquidated and agreed damages, and not as a penalty, liquidated damages in the amount of Four Thousand Five Hundred and No/100 Dollars ($4,500.00) per day, for each and every day that the Developer fails to achieve Substantial Completion after October 7, 1998 through and including January 21, 1998 (the "LD Period"). The Developer shall, in no event, be obligated to the Agent for the payment of liquidated damages in excess of Four Hundred Seventy-Five Thousand and No/100 Dollars ($475,000.00). In the event that the Developer fails to achieve Substantial Completion prior to the expiration of the LD Period, the liquidated damages provision shall be null and void and of no further force or effect and the Agent shall be entitled to recover from the Developer actual damages, meaning damages caused by the Developer's delay in achieving Substantial Completion, including any necessary rental and moving expenses incurred by the Agent and reasonable attorneys' fees and expert witness fees, but excluding other consequential damages which accrue after the expiration of the Contract Time. The Developer expressly agrees that the Agent shall have the right to deduct any amounts due for liquidated damages or actual damages from any and all amounts required to be paid by the Agent under this Agreement.

         6. ENTIRE AGREEMENT. Except as expressly modified and amended herein, all of the terms, covenants, conditions and provisions of the Agreement shall remain unchanged and in full force and effect. Except as set forth herein, nothing contained herein shall in any way invalidate, impair or release any covenant, condition, agreement or stipulation contained in the Agreement, or shall otherwise impair or affect the validity of the Agreement.


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         7. NO FURTHER OBLIGATIONS. Nothing herein shall be deemed or construed as creating any obligation of the Agent to further extend the time for completion of the Project, or to grant any further extension to the Developer, or to consider any request of the Developer of any of the foregoing.

         8. NO THIRD PARTY BENEFICIARIES. Nothing expressed or implied in this First Amendment is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective legal representatives, successors and assigns, any rights or remedies under or by reason of this First Amendment.

         9. SEVERABILITY. In the event any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this First Amendment or any part hereof, all of which are inserted conditionally on their being valid in law, shall be declared invalid, this First Amendment shall be construed as if such word or words, phrase or phrases, sentence or sentences, section or sections, or subsection or subsections, had not been inserted.

         10. SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         11. SECTION HEADINGS. The section and other headings contained in this First Amendment are for reference purposes only and shall not affect the meaning or interpretation of this First Amendment.

         12. ENTIRE AGREEMENT. This First Amendment constitutes the entire agreement among the parties hereto, and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, among the parties hereto, with respect to the subject matter hereof, all of which prior agreements, understandings, negotiations and discussions, both written and oral, are merged into this First Amendment. Nothing herein is intended to supersede or annul any express written term or provision of the Agreement, as amended by this First Amendment.

         13. TIME OF ESSENCE. Time is of the essence under this First Amendment and each of the transactions contemplated to be consummated hereunder.

         14. MODIFICATIONS. This First Amendment may not be amended or modified in any way except by a written instrument executed by all of the parties hereto.

         15. LIMITED MODIFICATION OF AGREEMENT. Except as may be expressly modified hereby, all other covenants, terms and conditions contained in the Agreement shall remain unchanged and in full force and effect.

         16. GOVERNING LAW. This First Amendment shall be construed in accordance with and governed by the laws of the State of Florida without regard to the principles of conflicts of laws thereunder.


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         17. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, all of which shall be deemed to be an original, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed in four (4) counterparts, each of which shall constitute an original and all of which, taken together, shall constitute a single instrument, by and through their duly authorized representatives, as of the date first written above.

                                            DEVELOPER:

Signed, sealed and delivered in             CODINA DEVELOPMENT
the presence of:                            CORPORATION, a Florida corporation

/S/ KATHLEEN YONCE                          By: /s/ O. FORD GIBSON
--------------------                            -------------------------------
Name: KATHLEEN YONCE                            Name: O. FORD GIBSON
                                                Title:   PRESIDENT

/s ANIS C. HERNANDEZ
-------------------------
Name: ANNIS c. HERNANDEZ

                                            AGENT:

                                            THE VINCAM GROUP, INC., a Florida
                                            corporation

/s/ L. F. SIGNORA                           By: /s/ JOHN T. CARLEN
-------------------------                       -------------------------------
Name: L. F. SIGNORA                             Name:   JOHN T. CARLEN
                                                Title: PRESIDENT

/s/ FANNY MONCADA
------------------------
Name: FANNY MONCADA

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                       ACKNOWLEDGMENT, CONSENT AND JOINDER

The undersigned hereby acknowledges receipt and review of this First Amendment to the Development Agreement and acknowledges, agrees and consents the terms and provisions hereof.

                                            OWNER:

Signed, sealed and delivered in             FLEET REAL ESTATE, INC.,
the presence of:                            a Rhode Island corporation

/s/ CAROLINE HUBBARD                        By: /s/ JAY C. HART
-------------------------                        -------------------------------
Name: CAROLINE HUBBARD                      Name: JAY C. HART
                                            Title: SENIOR VICE PRESIDENT

/s/ JENNIFER DUMAS
------------------------
Name: JENNIFER DUMAS


                                            LENDER:

                                            FLEET NATIONAL BANK, as Agent

/s/ LORI H. JOU                             By: /s/GINGER STOLZENTHALER
-------------------------                       -------------------------------
Name: LORI H. JOU                           Name: GINGER STOLZENTHALER
                                            Title: SENIOR VICE PRESIDENT

/s CARL S. GERAGNTY
-------------------------
Name: CARL S. GERAGNTY